Exhibit 99.1

ASX RELEASE | February 9, 2022 | ASX:PLL; NASDAQ:PLL

Piedmont Lithium Reports Results of Annual Meeting of Shareholders

BELMONT, N.C. – Piedmont Lithium Inc. (“Piedmont” or the “Company”) (NASDAQ: PLL; ASX: PLL), a leading, diversified developer of lithium resources required to enable the U.S. electric vehicle supply chain, is pleased to announce the results of its annual meeting of shareholders held virtually on February 3, 2022 (the “Meeting“), at which the shareholders approved all motions put forward by the Company.

A total of 8,520,938 votes were cast in connection with the Company’s proxy, representing 53.69% of the issued and outstanding common shares of the Company.

All resolutions, as outlined in the Company’s proxy statement dated November 30, 2021, available on the Company’s website and at: Form DEF 14A (dd7pmep5szm19.cloudfront.net) were approved by the requisite majority of votes cast at the Meeting. The number of directors is fixed at 6. The two director nominees named in the Proxy Statement were elected to serve until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

The other seven resolutions, the appointment of the Auditors, the issuance of stock options to Mr. Keith Phillips under the Company’s Stock Plan, and the issuance of restricted stock units to Mr. Jeff Armstrong, Mr. Keith Phillips, Mr. Todd Hannigan, Mr. Jorge Beristain, Mr. Claude Demby, and Ms. Susan Jones under the Company’s Stock Plan, also passed at the meeting. Details of voting are provided in the tables that follow:

PROPOSAL 1:  Election of two (2) Class I director nominees to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

NOMINEE	FOR	WITHHOLD
Mr. Keith Phillips	4,080,447	466,300
Mr. Todd Hannigan	4,020,943	525,804

PROPOSAL 2:  Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2022:

FOR	AGAINST	ABSTAIN
7,995,679	100,008	425,251

PROPOSAL 3:  Approval to issue 10,786 stock options to Mr. Keith Phillips and/or his nominee under the Company’s Stock Plan:

FOR	AGAINST	ABSTAIN
2,789,952	1,272,986	483,809

PROPOSAL 4:  Approval to issue 5,344 restricted stock units to Mr. Keith Phillips and/or his nominee under the Company’s Stock Plan:

FOR	AGAINST	ABSTAIN
3,392,760	668,728	485,259

PROPOSAL 5:  Approval to issue 1,796 restricted stock units to Mr. Jeff Armstrong and/or his nominee under the Company’s Stock Plan:

FOR	AGAINST	ABSTAIN
2,892,549	1,171,544	482,654

PROPOSAL 6:  Approval to issue 1,197 restricted stock units to Mr. Jorge Beristain and/or his nominee under the Company’s Stock Plan:

FOR	AGAINST	ABSTAIN
2,889,924	1,172,087	484,736

PROPOSAL 7:  Approval to issue 1,197 restricted stock units to Mr. Todd Hannigan and/or his nominee under the Company’s Stock Plan:

FOR	AGAINST	ABSTAIN
2,891,059	1,170,771	484,917

PROPOSAL 8:  Approval to issue 1,197 restricted stock units to Mr. Claude Demby and/or his nominee under the Company’s Stock Plan:

FOR	AGAINST	ABSTAIN
2,891,627	1,171,156	483,964

PROPOSAL 9:  Approval to issue 1,197 restricted stock units to Ms. Susan Jones and/or her nominee under the Company’s Stock Plan:

FOR	AGAINST	ABSTAIN
2,895,108	1,167,384	484,255

About Piedmont Lithium

Piedmont Lithium (Nasdaq:PLL; ASX:PLL) is developing a world-class, multi-asset, integrated lithium business focused on enabling the transition to a net zero world and the creation of a clean energy economy in North America. The centerpiece of our operations, Carolina Lithium, is located in the renowned Carolina Tin-Spodumene Belt of North Carolina. Combining our U.S. assets with equally strategic and in-demand mineral resources, and production assets in Quebec and Ghana, positions us to be one of the largest, lowest cost, most sustainable producers of battery-grade lithium hydroxide in the world. We will also be the most strategically located to best serve the fast-growing North American electric vehicle supply chain. The unique geology, geography and proximity of our resources, production operations and customer base, will allow us to deliver valuable continuity of supply of a high-quality, sustainably produced lithium hydroxide from spodumene concentrate, preferred by most EV manufacturers. Our diversified operations will enable us to play a pivotal role in supporting America’s move toward decarbonization and the electrification of transportation and energy storage. For more information, visit www.piedmontlithium.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding exploration, development, and construction activities; current plans for Piedmont’s mineral and chemical processing projects; strategy; and expectations regarding permitting. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements. Such risk factors include, among others: (i) that Piedmont will be unable to commercially extract mineral deposits, (ii) that Piedmont’s properties may not contain expected reserves, (iii) risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), (iv) uncertainty about Piedmont’s ability to obtain required capital to execute its business plan, (v) Piedmont’s ability to hire and retain required personnel, (vi) changes in the market prices of lithium and lithium products, (vii) changes in technology or the development of substitute products, (viii) the uncertainties inherent in exploratory, developmental and production activities, including risks relating to permitting, zoning and regulatory delays related to our projects as well as the projects of our partners in Quebec and Ghana, (ix) uncertainties inherent in the estimation of lithium resources, (x) risks related to competition, (xi) risks related to the information, data and projections related to Sayona Quebec and Atlantic Lithium, (xii) occurrences and outcomes of claims, litigation and regulatory actions, investigations and proceedings, (xiii) risks regarding our ability to achieve profitability, enter into and deliver product under supply agreements on favorable terms, our ability to obtain sufficient financing to develop and construct our projects, our ability to comply with governmental regulations and our ability to obtain necessary permits, and (xiv) other uncertainties and risk factors set out in filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the Australian Securities Exchange, including Piedmont’s most recent filings with the SEC. The forward-looking statements, projections and estimates are given only as of the date of this presentation and actual events, results, performance, and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this presentation. Readers are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections, and estimates, whether as a result of new information, future events or otherwise. Additionally, Piedmont, except as required by applicable law, undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Piedmont, its financial or operating results or its securities.

This announcement has been authorized for release by the Company’s President & CEO, Keith D. Phillips.

Contact Information

For further information, please contact:

Keith Phillips	Brian Risinger
President & CEO	VP - Investor Relations and Corporate Communications
T: +1 973 809 0505	T: +1 704 910 9688
E: kphillips@piedmontlithium.com	E: brisinger@piedmontlithium.com

Appendix - Results of Annual Meeting of Shareholders

Piedmont Lithium Inc.
Annual General Meeting – 3 February 2022

The following information is provided in accordance with ASX Listing Rule 3.13.2:

Resolution	Number of Proxy Votes				Number of Votes cast on the Poll			Result
	For	Against	Abstain	Proxy's discretion	For	Against	Abstain
1.1 Election of Mr Keith Phillips	4,080,447	N/A	466,300	-	4,080,447	N/A	466,300	Vote carried by poll
1.2 Election of Mr Todd Hannigan	4,020,943	N/A	525,804	-	4,020,943	N/A	525,804	Vote carried by poll
2. Ratification of Auditor Selection	7,995,679	100,008	425,521	-	7,995,679	100,008	425,521	Vote carried by poll
3. Approval to issue stock options – Mr Keith Phillips	2,789,952	1,272,986	483,809	-	2,789,952	1,272,986	483,809	Vote carried by poll
4. Approval to issue restricted stock units – Mr Keith Phillips	3,392,760	668,728	485,259	-	3,392,760	668,728	485,259	Vote carried by poll
5. Approval to issue restricted stock units – Mr Jeff Armstrong	2,892,549	1,171,087	482,654	-	2,892,549	1,171,087	482,654	Vote carried by poll
6. Approval to issue restricted stock units – Mr Jorge Beristain	2,889,924	1,172,087	484,736	-	2,889,924	1,172,087	484,736	Vote carried by poll
7. Approval to issue restricted stock units – Mr Todd Hannigan	2,891,059	1,170,771	484,917	-	2,891,059	1,170,771	484,917	Vote carried by poll
8. Approval to issue restricted stock units – Mr Claude Demby	2,891,627	1,171,156	483,964	-	2,891,627	1,171,156	483,964	Vote carried by poll
9. Approval to issue restricted stock units – Ms Susan Jones	2,895,108	1,167,384	484,255	-	2,895,108	1,167,384	484,255	Vote carried by poll